DINOSAUR LISANTI SMALL CAP GROWTH FUND (the "Fund")
 (formerly known as the Lebenthal Lisanti Small Cap Growth Fund)

Supplement dated September 8, 2017 to the Prospectus dated May 1, 2017

On March 24, 2017, Lebenthal Lisanti Capital Growth, LLC ("Lebenthal Lisanti"), the investment adviser to the Fund, advised the Board of Trustees ("Board") of Forum Funds ("Trust") that an entity holding a minority ownership interest in Lebenthal Lisanti expected to enter into an arrangement that would cause Lebenthal Lisanti to undergo a change of control, resulting in the automatic termination of the current investment advisory agreement between the Trust and Lebenthal Lisanti.

In anticipation of the change in control of Lebenthal Lisanti, and to provide for continuity of management, on August 25, 2017, the Board approved the termination of the existing advisory agreement with Lebenthal Lisanti and approved an Interim Investment Advisory Agreement, effective as of August 31, 2017 ("Interim Agreement") between the Trust, on behalf of the Fund, and Lisanti Capital Growth, LLC ("Lisanti Capital"). The Interim Agreement will remain in effect for no more than 150 days from August 31, 2017, or until Fund shareholders approve a new investment advisory agreement for the Fund, whichever is earlier. On September 15, 2017, the Board expects to consider a new investment advisory agreement ("New Agreement") between the Trust, on behalf of the Fund, and Lisanti Capital and determine whether to submit the New Agreement to the Fund's shareholders for their approval.

In connection with the appointment of Lisanti Capital as interim adviser, the Fund changed its name from the Lebenthal Lisanti Small Cap Growth Fund to the Dinosaur Lisanti Small Cap Growth Fund.

As a result of the changes described above, the Prospectus is supplemented as follows:

1.	Change to the name of the Fund.

All references to the Lebenthal Lisanti Small Cap Growth Fund are replaced with Dinosaur Lisanti Small Cap Growth Fund.

2.	Change in Investment Adviser.

All references to Lebenthal Lisanti Capital Growth, LLC are replaced with Lisanti Capital Growth, LLC.

All references in the Prospectus to the business address of the investment adviser are hereby replaced with 112 W. 34th Street, Suite 17082, New York, NY 10120.
3.	Change in Website.

All references to www.Lebenthal-lisantismallcap.com are hereby replaced with www.dinosaurlisanti.com.

4.
In the "Management" section of the Prospectus, the sub-sections titled "Investment Adviser" and "Portfolio Manager" beginning on page 12 are hereby deleted in their entirety and replaced with the following:

Investment Adviser

Effective on August 31, 2017, Lisanti Capital Growth, LLC ("Adviser") was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement ("Interim Agreement") entered into between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement will remain in effect for no more than 150 days from August 31, 2017, or until Fund shareholders approve a new investment advisory agreement ("New Agreement"), whichever is earlier.
Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to the Interim Agreement between the Adviser and the Trust, on behalf of the Fund. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund's average annual daily net assets under the terms of the Interim Agreement and would be paid at an annual rate equal to 1.00% of the Fund's average annual daily net assets under the New Agreement, if approved by shareholders. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund's Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.80% through April 30, 2018 ("Expense Cap").

The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. The actual advisory fee rate paid by the Fund to the Adviser for the fiscal year ended December 31, 2016 was 0.53%.

A discussion summarizing the basis on which the Board approved the Interim Agreement and the New Agreement will be included in the Fund's annual report for the period ending December 31, 2017.

Portfolio Manager

Mary Lisanti. Ms. Lisanti is responsible for the day-to-day management of the Fund and performs all of the functions related to the management of the portfolio. She has over 35 years of financial markets experience with a particular expertise in managing growth-oriented investment strategies in small and mid capitalization equities. Her accomplishments include being named "Fund Manager of the Year" by Barron's in 1996. She also was top-ranked as an analyst, and in 1989 ranked #1, by Institutional Investor, for her work in small company research.

Ms. Lisanti has served as the Fund's portfolio manager since its commencement.

From 1998 to 2004, Ms. Lisanti was Chief Investment Officer of ING Investments, LLC, responsible for overseeing the firm's equity mutual funds as well as serving as portfolio manager for the ING SmallCap Opportunities series and separately managed institutional accounts and as lead portfolio manager for the ING MidCap Opportunities and Growth Opportunities Funds and LargeCap Growth Fund.

From 1996 to 1998, she was a portfolio manager of the Strong Small Cap Fund and separately managed institutional accounts and Senior Portfolio Manager of the Strong Mid Cap Fund.

From 1993 to 1996 she worked at Bankers Trust Corp., where her most recent position was as Managing Director and Head of Small and Mid-Capitalization Equity Strategies. During her tenure there, she managed the BT Small Cap and Capital Appreciation Funds as well as separately managed accounts. Earlier in her career, she was Vice President of Investments with the Evergreen Funds. She began her financial industry career as a securities analyst specializing in emerging growth stocks. Ms. Lisanti, who is a Chartered Financial Analyst, received a B.A. with honors from Princeton University.
The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund shares by the portfolio manager.
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For more information, please contact a Fund customer service representative at (800) 441-7031 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.

DINOSAUR LISANTI SMALL CAP GROWTH FUND (the "Fund")
 (formerly known as the Lebenthal Lisanti Small Cap Growth Fund)

Supplement dated September 8, 2017 to the Statement of Additional Information ("SAI") dated May 1, 2017

On March 24, 2017, Lebenthal Lisanti Capital Growth, LLC ("Lebenthal Lisanti"), the investment adviser to the Fund, advised the Board of Trustees ("Board") of Forum Funds ("Trust") that an entity holding a minority ownership interest in Lebenthal Lisanti expected to enter into an arrangement that would cause Lebenthal Lisanti to undergo a change of control, resulting in the automatic termination of the current investment advisory agreement between the Trust and Lebenthal Lisanti.

In anticipation of the change in control of Lebenthal Lisanti, and to provide for continuity of management, on August 25, 2017, the Board approved the termination of the existing advisory agreement with Lebenthal Lisanti and approved an Interim Investment Advisory Agreement, effective as of August 31, 2017 ("Interim Agreement") between the Trust, on behalf of the Fund, and Lisanti Capital Growth, LLC ("Lisanti Capital"). The Interim Agreement will remain in effect for no more than 150 days from August 31, 2017, or until Fund shareholders approve a new investment advisory agreement for the Fund, whichever is earlier. On September 15, 2017, the Board expects to consider a new investment advisory agreement ("New Agreement") between the Trust, on behalf of the Fund, and Lisanti Capital and determine whether to submit the New Agreement to the Fund's shareholders for their approval.

In connection with the appointment of Lisanti Capital as interim adviser, the Fund changed its name from the Lebenthal Lisanti Small Cap Growth Fund to the Dinosaur Lisanti Small Cap Growth Fund.

As a result of the changes described above, the SAI is supplemented as follows:

1.	Change to the name of the Fund.

All references to the Lebenthal Lisanti Small Cap Growth Fund are replaced with Dinosaur Lisanti Small Cap Growth Fund.

2.	Change in Investment Adviser.

All references to Lebenthal Lisanti Capital Growth, LLC are replaced with Lisanti Capital Growth, LLC.
All references in the SAI to the business address of the investment adviser are hereby replaced with 112 W. 34th Street, Suite 17082, New York, NY 10120.
3.	Change in Website.

All references to www.Lebenthal-lisantismallcap.com are hereby replaced with www.dinosaurlisanti.com.

4.
In the "Board of Trustees, Management and Service Providers" section of the SAI, in the sub-section titled "F. Investment Adviser," the paragraphs titled "Services of Adviser," "Ownership of Adviser" and "Advisory Agreement" beginning on page 16 are hereby deleted in their entirety and replaced with the following:

Services of Adviser. Effective on August 31, 2017, Lisanti Capital Growth, LLC ("Adviser") was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement ("Interim Agreement") entered into between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement will remain in effect for no more than 150 days from August 31, 2017, or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.
Under the Interim Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. The Adviser is 52% owned by Ms. Mary Lisanti, portfolio manager of the Fund, and 48% owned by Dinosaur Financial Group, LLC, a registered broker-dealer.

Advisory Agreement. Effective August 31, 2017, the Board appointed the Adviser to serve as the interim investment adviser to the Fund, and commence management of the Fund pursuant to the Interim Agreement. The Interim Agreement will remain in effect for no more than 150 days from August 31, 2017 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Interim Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Interim Agreement terminates immediately upon assignment. Under the Interim Agreement, the Adviser is not liable for any mistake of judgment or mistake of law, or any event whatsoever except for lack of good faith or by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Interim Agreement.

* * *
For more information, please contact a Fund customer service representative at (800) 441-7031 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.